UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 21, 2006

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA	L6T 5P6

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Nortel Networks Corporation files this amendment to its Current Report on Form 8-K, which it filed on June 26, 2006, to correct two typographical errors. The Date of Report on the cover page should have read “June 21, 2006” rather than “June 6, 2006” and the first signature line on the signature page should have read “Gordon A. Davies” rather than “Peter W. Currie”. There are no other changes to the Current Report on Form 8-K.
Item 8.01.     Other Events.
On June 21, 2006, the registrant issued a press release providing an update on the global settlement of shareholder class action litigation, including a definitive settlement agreement signed with lead plaintiffs and an agreement reached with Canadian plaintiffs.
Such press release is attached hereto as Exhibit 99.1, and such press release is incorporated by reference herein (other than information included on or linked from the registrant’s website, referenced in such release, which is not incorporated by reference into this report).
Item 9.01.     Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release issued by the registrant on June 21, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ Gordon A. Davies
Gordon A. Davies
General Counsel – Corporate and Corporate Secretary

By:	/s/ Tracy S.J. Connelly
Tracy S.J. Connelly
Assistant Secretary

Dated:  June 27, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the registrant on June 21, 2006.

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